AMENDMENT NUMBER THREE
                                       TO
                                CREDIT AGREEMENT


         This AMENDMENT NUMBER THREE TO CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 1997, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders (the "Agent"), in light of the following facts:

                                 R E C I T A L S

         A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, and as further amended by that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997 (as amended, the "Agreement").

         B. The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

         NOW THEREFORE, the parties hereto agree as follows:

               1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

               2. Amendment to Section 8.7. Section 8.7 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.7 Minimum  Utilization  Rates.  The Borrower shall
maintain minimum utilization rates for each fiscal quarter, calculated at the end of each such quarter as the average amount during such quarter, and calculated as:

                           (a) (i) the  number of units of  Borrower's  Eligible
Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by the aggregate number of units of Borrower's Eligible Container Fleet Inventory, of not less than eighty-three percent (83%) for the first quarter of the fiscal year ending December 31, 1997 and eighty-five percent (85%) for each other quarter; and

                           (b) (i) the  number of units of  Borrower's  Eligible
Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by
(ii) sum of (A) the number of units of Borrower's Eligible Container Fleet Inventory, and (B) the number of units of Borrower's Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, of not less than seventy-nine percent (79%) for the first quarter of the fiscal year ending December 31, 1997 and eighty percent (80%) for each other quarter; provided, that for the purposes of calculation of compliance with this Section 8.7(b), the aggregate of the number of units of Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, as a percentage of the sum of clauses (A) and (B) above, shall not exceed five percent (5%)."

               3. Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

                       (a) BTCC shall have received this Amendment duly executed by Borrower and Majority Lenders; and

                       (b) BTCC shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment.

               4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

               5. Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                                         MOBILE MINI, INC.,
                                         a Delaware corporation


                                         By:
                                            -------------------------------
                                                  Larry Trachtenberg,
                                                  Chief Financial Officer

                                         BT COMMERCIAL CORPORATION,
                                         a Delaware corporation,
                                         individually and as Agent


                                         By:
                                            -------------------------------

                                         Title:
                                                ---------------------------


                                         NATIONSBANK OF TEXAS, N.A.


                                         By:
                                            -------------------------------

                                         Title:
                                                ---------------------------


                                         DEUTSCHE FINANCIAL SERVICES
                                         CORPORATION


                                         By:
                                            -------------------------------

                                         Title:
                                                ---------------------------

                              CONSENT OF GUARANTORS


         Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, and as further amended by that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997 (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other, hereby acknowledges receipt of a copy of that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

         Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by their respective authorized officers as of March 31, 1997.

                                        MOBILE MINI I, INC.,
                                        an Arizona corporation


                                        By
                                            -------------------------------

                                        Title
                                               ----------------------------


                                        DELIVERY DESIGN SYSTEMS, INC.,
                                        an Arizona corporation


                                        By
                                            -------------------------------

                                        Title
                                               ----------------------------
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